UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     February 14, 2006

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Rd.
Frazer, Pennsylvania		19355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code           (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On January 30, 2006, the Compensation Committee of the Board of Directors (the “Board”) of Cephalon, Inc. (the “Registrant”) determined the recommended annual cash bonus awards to be made to executive officers of the Registrant for fiscal year 2005.  These award recommendations were presented to and approved by the full Board on January 31, 2006.

The awards were approved subject to the finalization of financial results for the year ended December 31, 2005, which were released on February 14, 2006.

The awards earned in 2005, which will be paid in late February 2006, are as follows:

Name:	Cash Bonus
Frank Baldino, Jr., Ph.D.	1,214,100
J. Kevin Buchi	280,500
Paul Blake, FRCP	245,100
Peter E. Grebow, Ph.D.	225,300
John E. Osborn	451,000
Robert P. Roche, Jr.	233,700
Carl A. Savini	200,000
Jeffry L. Vaught, Ph.D.	195,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: February 14, 2006	By:	/s/ J. Kevin Buchi
J. Kevin Buchi
Executive Vice President & Chief Financial Officer